SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2020
OMNOVA Solutions Inc.
(Exact name of registrant as specified in its charter)

Ohio	001-15147	34-1897652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25435 Harvard Road, Beachwood, Ohio		44122-6201
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (216) 682-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.10 per share	OMN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
As previously disclosed, on July 3, 2019, OMNOVA Solutions Inc. (“OMNOVA”) entered into that certain Agreement and Plan of Merger (the “Merger Agreement”) with Synthomer plc (“Synthomer”), Spirit USA Holdings Inc. (“Merger Sub”) and Synthomer USA LLC, providing for the merger of Merger Sub with and into OMNOVA (the “Merger”) with OMNOVA surviving the Merger as a wholly owned subsidiary of Synthomer.
On April 1, 2020 (the “Closing Date”), upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the General Corporation Law of the State of Ohio (the “OGCL”), the Merger was completed. At the effective time of the Merger (the “Effective Time”), the separate corporate existence of Merger Sub ceased, and OMNOVA survived the Merger as a wholly owned subsidiary of Synthomer.
Item 1.02. Termination of a Material Definitive Agreement.
On the Closing Date, in connection with the Merger, OMNOVA terminated that certain Amended and Restated Term Loan Credit Agreement, dated as of December 9, 2010, by and among OMNOVA, the financial institutions from time to time party thereto and Deutsche Bank AG New York Branch, as administrative agent and collateral agent, as amended by Amendment No. 1 to the Amended and Restated Term Loan Credit Agreement, dated as of March 7, 2013, as further amended by Amendment No. 2 to the Amended and Restated Term Loan Credit Agreement, dated as of March 28, 2014, as further amended by Amendment No. 3 to the Amended and Restated Term Loan Credit Agreement, dated as of August 26, 2016, and as further amended by Amendment No. 4 to Amended and Restated Term Loan Credit Agreement, dated as of March 2, 2018 (collectively, the “Term Loan”). There were no amounts outstanding under the Term Loan at the time of termination.
On the Closing Date, in connection with the Merger, OMNOVA terminated that certain Third Amended and Restated Credit Agreement, dated as of November 30, 2016, by and among OMNOVA, the other loan parties from time to time party thereto, the financial institutions from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent, as amended by Amendment No. 1 to the Third Amended and Restated Credit Agreement, dated as of May 31, 2018 (collectively, the “Facility”). There were no amounts outstanding under the Facility at the time of termination.
Item 2.01. Completion of Acquisition or Disposition of Assets.
The information set forth in the Introductory Note to this Current Report on Form 8-K is incorporated by reference into this Item 2.01.
At the Effective Time, each common share, par value 10¢ per share, of OMNOVA (“Company Common Shares”) issued and outstanding immediately prior to the Effective Time (other than dissenting shares, shares held in the treasury of OMNOVA and shares held by Synthomer or any of its wholly owned subsidiaries) was canceled and automatically converted into the right to receive $10.15 in cash, without interest and subject to any applicable withholding taxes (the “Per-Share Amount”).
At the Effective Time, each unvested OMNOVA restricted share unit and performance share that was outstanding immediately prior to the Effective Time, was canceled and converted into the right to receive an amount in cash equal to the Per-Share Amount. Each OMNOVA performance share was considered to have vested at target achievement levels.
The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and the terms of which are incorporated by reference herein.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On the Closing Date, OMNOVA notified the New York Stock Exchange (the “NYSE”) that the Merger had been completed and that a certificate of merger was filed with the Secretary of State of the State of Ohio, and requested that the NYSE suspend trading of the Company Common Shares on the NYSE, which traded under the ticker symbol “OMN” on the NYSE, and remove the Company Common Shares from listing on the NYSE, in each case, prior to market open on the Closing Date. OMNOVA also requested that the NYSE file with the Securities and Exchange Commission (the “SEC”) a notification of removal from listing and registration on Form 25 to delist the Company Common Shares from the NYSE and to deregister the Company Common Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). On April 1, 2020, in accordance with OMNOVA’s request, the NYSE filed the Form 25 with the SEC.
OMNOVA intends to file with the SEC a certification and notice of termination on Form 15 requesting that OMNOVA’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be terminated with respect to the Company Common Shares.
The information set forth in the Introductory Note above, and in Item 2.01 of this Current Report on Form 8-K, is incorporated by reference into this Item 3.01.
Item 3.03. Material Modification to Rights of Security Holders.
The information set forth in the Introductory Note above, and in Item 1.02, Item 2.01 and Item 3.01 of this Current Report on Form 8-K, is incorporated by reference into this Item 3.03.
Item 5.01. Changes in Control of Registrant.
The information set forth in the Introductory Note above, and in Item 2.01 and Item 5.02 of this Current Report on Form 8-K, is incorporated by reference into this Item 5.01.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Directors
Pursuant to the Merger Agreement, effective at the Effective Time, each of David J. D'Antoni, Joseph M. Gingo, Janet Plaut Giesselman, Michael J. Merriman, James A. Mitarotonda, Anne P. Noonan, Steven W. Percy, Larry B. Porcellato, Allan R. Rothwell and William R. Seelbach ceased to be directors of OMNOVA. Effective as of immediately following the Effective Time, the directors of OMNOVA are as follows: Richard Atkinson, Stephen G. Bennett, Calum G. MacLean and Neil Whitley.
Officers
Pursuant to the Merger Agreement, effective at the Effective Time, each of Paul F. DeSantis, James C. LeMay, Marshall D. Moore, Anne. P. Noonan, Michael A. Quinn and Frank P. Esposito ceased to be officers of OMNOVA. Effective as of immediately following the Effective Time, the officers of OMNOVA are as follows: Calum G. MacLean–President, Stephen G. Bennett–Treasurer and Richard Atkinson–Secretary.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Articles of Incorporation
At the Effective Time, the Amended and Restated Articles of Incorporation of OMNOVA was amended and restated as set forth in the Second Amended and Restated Articles of Incorporation that is filed as Exhibit 3.1 hereto and is incorporated herein by reference.
Code of Regulations
At the Effective Time, the Amended and Restated Code of Regulations of OMNOVA was amended and restated as set forth in the Second Amended and Restated Code of Regulations that is filed as Exhibit 3.2 hereto and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
On April 1, 2020, Synthomer issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated as of July 3, 2019, by and among OMNOVA, Synthomer plc, Spirit USA Holdings Inc. and Synthomer USA LLC (incorporated by reference to Exhibit 2.1 of OMNOVA’s Current Report on Form 8-K filed with the SEC on July 3, 2019).

3.1	Second Amended and Restated Articles of Incorporation of OMNOVA Solutions Inc.
3.2	Second Amended and Restated Code of Regulations of OMNOVA Solutions Inc.
99.1	Press Release, dated April 1, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNOVA SOLUTIONS INC.

April 1, 2020	By:	/s/ Stephen Guy Bennett
	Name:	Stephen Guy Bennett
	Title:	Treasurer